Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

Notice of Articles

BUSINESS CORPORATIONS ACT	RON TOWNSHEND
May 31, 2012

This Notice of Articles was issued by the Registrar on: May 31, 2012 09:09 AM Pacific Time

Incorporation Number	C0908986

Recognition Date and Time	Continued into British Columbia on April 26, 2011 04:37 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

PASSPORT POTASH INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1500 ROYAL CENTRE, P.O. BOX 11117	1500 ROYAL CENTRE, P.O. BOX 11117
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1500 ROYAL CENTRE, P.O. BOX 11117	1500 ROYAL CENTRE, P.O. BOX 11117
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Salisbury, David

Mailing Address:	Delivery Address:
59 NORTH 100 EAST	59 NORTH 100 EAST
P.O. BOX 228	P.O. BOX 228
NEWTON UT 84327	NEWTON UT 84327
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Ickes, Dennis

Mailing Address:	Delivery Address:
4257 PANORAMA DRIVE	4257 PANORAMA DRIVE
SALT LAKE CITY UT 84124	SALT LAKE CITY UT 84124
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
EcKersley, John

Mailing Address:	Delivery Address:
3266 W. GALVESTON DRIVE, #101	3266 W. GALVESTON DRIVE, #101
APACHE JUNCTION AZ 85120	APACHE JUNCTION AZ 85120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Bleak, Joshua

Mailing Address:	Delivery Address:
3266 WEST GALVESTON DRIVE	3266 WEST GALVESTON DRIVE
APACHE JUNCTION AZ 85120	APACHE JUNCTION AZ 85120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Aiken, Jerry

Mailing Address:	Delivery Address:
6845 N. MAGIC LN.	6845 N. MAGIC LN.
TUCSON AZ 85704	TUCSON AZ 85704
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Rahimtula, Ali

Mailing Address:	Delivery Address:
202 - 7288 - 137TH STREET	202 - 7288 - 137TH STREET
SURREY BC V3W 1A3	SURREY BC V3W 1A3
CANADA	CANADA

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Last Name, First Name, Middle Name:
Salmon, Mathew

Mailing Address:	Delivery Address:
2739 E. NANCE STREET	2739 E. NANCE STREET
MESA AZ 85213	MESA AZ 85213
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE
1. No Maximum	Common Shares	Without Par Value

Without Special Rights or
Restrictions Attached

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